Exhibit 3(i)

                            ARTICLES OF INCORPORATION
                                                                     Filing fee:
                                                                      Receipt #:
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               SECRETARY OF STATE


(FOR FILING OFFICE USE)                                  (FOR FILING OFFICE USE)
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1.   NAME OF CORPORATION:

                                    TMA, Inc.

2.   RESIDENT AGENT:

                               Thomas R. Meinders
                           4729 Lomas Sante Fe Street
                          Las Vegas, Nevada 89147-6028
                                 (702) 220-4770

3.   SHARES:

                            50,000,000 Common Shares
                           Par Value $0.001 Per Share

4.   GOVERNING BOARD:

                The Governing board shall be styled as Directors

     The FIRST BOARD OF DIRECTORS Shall consist of one (1) member and the name and address are as follows:

                               Melanie S. Meinders
                           4729 Lomas Sante Fe Street
                          Las Vegas, Nevada 89147-6028
                                 (702) 220-4770

5.   PURPOSE: The purpose of the corporation shall be:

                           Any and all legal purposes
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6.   OTHER MATTERS:  This form includes the minimal  statutory  requirements  to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.

                         NUMBER OF PAGES ATTACHED: NONE


7. SIGNATURE OF INCORPORATOR: The name and address of the incorporator signing the articles:

                               Thomas R. Meinders
                           4729 Lomas Sante Fe Street
                          Las Vegas, Nevada 89147-6028
                             /S/ Thomas R. Meinders
                        State of Nevada, County of Clark

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

     I, Thomas R. Meinders hereby accept appointment as Resident Agent for the above named corporation.

/s/ Thomas R. Meinders
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Signature of Resident Agent

10/28/99
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Date